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                                                                    EXHIBIT 99.2
                               AFFILIATE AGREEMENT

This Affiliate Agreement (this "Agreement") is made and entered into as of the 11th day of September, 2003, by and between First Midwest Bancorp, Inc., a Delaware corporation ("Buyer"), and the undersigned individuals who serve as a director and/or an executive officer, and who are stockholders (each, an "Affiliate" and collectively, "Affiliates") of CoVest Bancshares, Inc., a Delaware corporation ("Company").

Whereas, Buyer, First Midwest Acquisition Subsidiary, Inc., a Delaware corporation and wholly-owned subsidiary of Buyer ("NewCo"), and Company have proposed to enter into an Agreement and Plan of Merger (the "Merger Agreement"), dated as of an even date herewith, which contemplates the acquisition by Buyer of 100% of the common stock of Company (the "Company Stock") by means of a merger of NewCo with and into Company (the "Merger").

Whereas, Each Affiliate acknowledges that Buyer and NewCo only desire to enter into the Merger Agreement and expend the substantial time, effort and expense necessary to implement the Merger if each Affiliate enters into this Agreement; and

Whereas, Each Affiliate believes that the Merger is in Affiliate's best interest and the best interest of Company and its stockholders.

Now, Therefore, in consideration of the premises, each Affiliate hereby agrees as follows:

Section 1. Voting. Each Affiliate shall vote, or take all actions necessary to cause to be voted, all of the shares of Company Stock the Affiliate now or hereafter owns and over which the Affiliate now has, or prior to the record date for voting at the Meeting (as hereinafter defined) acquires, voting control (in his/her capacity as a stockholder of Company) in favor of the approval of the Merger Agreement and the Merger at the meeting of stockholders of Company to be called for the purpose of approving the Merger Agreement and the Merger (the "Meeting").

Section 2. No Competing Transaction. Until the earlier of the consummation of the Merger or termination of the Merger Agreement pursuant to the terms therein, no Affiliate shall vote any of the shares of Company Stock held or controlled by Affiliate (in his/her capacity as a stockholder of Company) in favor of or for the approval of any Takeover Proposal (as defined in the Merger Agreement) proposed by any person other than Buyer or its affiliates or solicit, invite, negotiate, discuss or enter into any agreement concerning any Takeover Proposal, except as contemplated by the Merger Agreement.

Section 3. Transfers. Each Affiliate agrees that until the Merger is consummated or the Merger Agreement is terminated pursuant to the terms therein, Affiliate shall not, without Buyer's prior written consent, sell, assign, pledge, transfer or dispose of any Company Stock owned or controlled by Affiliate (in his/her capacity as a stockholder of Company).

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Section 4. No Ownership Interest; Fiduciary Duties. Nothing contained in this
Agreement shall be deemed to vest in Buyer any direct or indirect ownership or incidence of ownership of or with respect to any shares of Company Stock covered by this Agreement. All rights, ownership and economic benefits of and relating to the shares of Company Stock covered by this Agreement shall remain and belong to the respective Affiliate that owns such shares, and Buyer shall have no authority to manage, direct, superintend, restrict, regulate, govern or administer any of the policies or operations of Company or to exercise any power or authority to direct the performance of any of the Affiliates duties or responsibilities as a director and/or officer of Company. Notwithstanding anything contained herein to the contrary, the provisions of this Agreement shall not apply to any shares of Company Stock held by an Affiliate solely as a fiduciary.

Section 5. Amendment and Modification. This Agreement evidences the entire agreement among the parties hereto with respect to the matters provided for herein and there are no agreements, representations or warranties with respect to the matters provided for herein other than those set forth herein and in this Agreement. This Agreement supersedes any agreements among Company and the Affiliates concerning the voting of the shares of Company Stock covered by this Agreement for the approval of the Merger Agreement and the Merger or the disposition or control of such shares of Company Stock.

Section 6. Severability. The parties hereto agree that if any provision of this Agreement shall under any circumstances be deemed invalid or inoperative, this Agreement shall be construed with the invalid or inoperative provisions deleted and the rights and obligations of the parties shall be construed and enforced accordingly.

Section 7. Counterparts. This Agreement may be executed in more than one counterpart, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Section 8. Governing Law. The validity, construction, enforcement and effect of this Agreement shall be governed by the internal laws of the State of Delaware.

Section 9. Headings. The headings for the paragraphs of this Agreement are inserted for convenience only and shall not constitute a part hereof or affect the meaning or interpretation of this Agreement.

Section 10. Termination. This Agreement shall terminate upon the earlier of the consummation of the Merger or the termination of the Merger Agreement pursuant to the terms therein.

Section 11. Successors. This Agreement shall be binding upon and inure to the benefit of Buyer and its successors, and each Affiliate and his/her respective executors, personal representatives, administrators, heirs, legatees, guardians and other legal representatives. This Agreement shall survive the death or incapacity of each Affiliate. This Agreement may be assigned by Buyer but only to an affiliate of Buyer.


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In Witness Whereof, the undersigned have cause this Affiliate Agreement to be executed as of the day and year first written above.

                                            FIRST MIDWEST BANCORP, INC.

                                            By  /s/ John M. O'Meara
                                            --------------------

                                            Name: John M. O'Meara
                                            ----------------
                                            Its:  President and Chief
                                            -------------------
                                            Executive Officer
                                            -----------------

                                            Affiliate:

                                            /s/ Gerald T. Niedert
                                            ---------------------

                                            Name: Gerald T. Niedert
                                                  ------------------

                                            Title: Director

                                            /s/ James L. Roberts
                                            ------------------------

                                            Name: James L. Roberts
                                                  -----------------

                                            Title: President, Chief Executive
                                                   --------------------------
                                            Officer and Director
                                            --------------------

                                            /s/ David Michael Miller
                                            ----------------------------

                                            Name: David Michael Miller
                                                  ---------------------

                                            Title: Director
                                                   ----------

                                            /s/ Frank A. Svoboda, Jr.
                                            -----------------------------

                                            Name: Frank A. Svoboda, Jr.
                                                  ----------------------

                                            Title: Director
                                                   ----------

                                            /s/ David B. Speer
                                            ----------------------

                                            Name: David B. Speer
                                                  ---------------

                                            Title: Director
                                                   ----------

                                            /s/ Paul A. Larsen
                                            ----------------------

                                            Name: Paul A. Larsen
                                                  ---------------

                                            Title: Executive Vice President and
                                                   ----------------------------
                                            Chief Financial Officer
                                            -----------------------


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